SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) January 3, 2001
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On January 3, 2001, General Motors Corporation's (GM) issued the following December vehicle sales in a Form 8-K:

ITEM 5.  OTHER ITEMS


     GM December Vehicle Sales Off 18%; Industry Sales Continue to Moderate
                    -     December Car Sales Down 15%
                    -     December Truck Sales Down 20%
                    -     CY Utility Sales Up 6%

      DETROIT -- General Motors dealers sold 337,972 new cars and trucks in December, down 18 percent from last year. GM truck sales decreased 20 percent to 176,364 units from December 1999 and car sales were off 15 percent to 161,608 units. GM's December results reflect in part the moderation that the industry has shown in recent months and an easing from last year's blistering December sales pace of 18 million units.

      "The industry moderation we've seen in the second half of 2000 is not surprising although demand was softer than expected in December," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "In today's challenging market, the keys to success remain in quality products that appeal to consumers. With innovative new products in 2001 such as our new mid-utilities, heavy-duty diesel pickups and Chevrolet Avalanche, dealers will be in a stronger position to aggressively compete in this tough market environment."

2000 Calendar-year Performance
-------------------------------

      GM dealers continued to post strong truck sales in the 2000 calendar year. Consumers bought six percent more GM utilities in 2000 than the prior year and all utility segments showed strong sales results for the year: Full-size utility sales grew eight percent, mid-utilities rose two percent and small utility sales climbed 20 percent. Full-size van sales also performed well, with sales rising seven percent for the year.

      Total vehicle sales for the year dipped one percent to 4,953,163 units, car sales decreased two percent to 2,531,734 units and truck sales were comparable at 2,421,429 units. GM fortified its focus on sales of vehicles in key* car and truck segments in 2000 and increased sales 2% for the year.

December Records
----------------
   - GM Full-size  Utilities
   - Chevrolet Full-size Utilities
   - Chevrolet Tahoe
   - GMC Large  Utilities
   - GMC Yukon
   - GMC Yukon XL
   - Oldsmobile  Silhouette
   - Oldsmobile Bravada
   - Saab
   - Saab 9-5

Calendar-Year Sales Snapshot
----------------------------
   -  Vehicle sales down 1%
   -  Car sales down 2%
   -  Truck sales comparable to year-ago
   -  Key segment performance up 2%
   - Strongest sales performances: Total utility sales (up 6%), small utility sales (up 20%), full-size utilities (up 8%) and mid utilities (up 2%).

Calendar-Year Records
---------------------
   -  Pontiac Trucks
   -  Chevrolet Venture
   -  Chevrolet  Silverado  (best  since  1978)
   -  Oldsmobile  Silhouette
   -  GM Utilities
   -  Chevrolet  Utilities
   -  GMC Utilities
   -  Chevrolet Tracker
   -  GM Mid Utilities
   -  GMC  Jimmy
   -  Oldsmobile  Bravada
   -  GM  Full-size  Utilities
   -  Chevrolet  Tahoe
   -  GMC  Full-size  Utilities
   -  GMC  Yukon
   -  GMC  Yukon  XL
   -  Oldsmobile Alero
   -  Oldsmobile Aurora
   -  Saab 9-5


* Key segments include midsize cars, mid utilities, full-size pickups, and full-size utilities.

** Note:  GM  sales   results  are  also   accessible  on  GM  Media  Online  at
   http://media.gm.com by clicking the Sales Data icon.


                                      # # #


In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




                                                           2-1P
                                             GM Car Deliveries - (United States)
                                                         December 2000
---------------------------------------------------------------------------------------------------------
                                                                          Calendar Year-to-Date
                                   (1)          December                    January - December
                                   ----------------------------------------------------------------------
                                                                %Chg
                                         2000        1999      per S/D      2000        1999       %Chg
                                   ----------------------------------------------------------------------
                 Selling Days (S/D)       25          26
---------------------------------------------------------------------------------------------------------
Century                                  7,386      10,573      -27.3     143,085    157,035        -8.9
LeSabre                                 11,369      11,417        3.6     148,633    149,445        -0.5
Park Avenue                              3,501       4,165      -12.6      47,669     62,868       -24.2
Regal                                    3,047       3,939      -19.6      65,167     74,016       -12.0
Riviera                                      2          24      -91.3          58      2,247       -97.4
           Buick Total                  25,305      30,118      -12.6     404,612    445,611        -9.2
---------------------------------------------------------------------------------------------------------
Catera                                   2,126         839      163.5      17,290     15,068        14.7
DeVille                                  6,841       8,951      -20.5     105,694     90,755        16.5
Eldorado                                 1,640       1,350       26.3      13,289     15,255       -12.9
Seville                                  2,947       2,482       23.5      29,535     33,532       -11.9
          Cadillac Total                13,554      13,622        3.5     165,808    154,610         7.2
---------------------------------------------------------------------------------------------------------
Camaro                                   2,770       2,959       -2.6      42,131     40,726         3.4
Cavalier                                14,293      20,440      -27.3     236,803    272,122       -13.0
Corvette                                 2,334       2,874      -15.5      31,208     29,963         4.2
Impala (W)                              12,682      13,171        0.1     174,358     81,247       114.6
Lumina                                   4,337       4,150        8.7      46,573     97,607       -52.3
Malibu                                  11,969      19,901      -37.5     207,376    218,540        -5.1
Metro                                    2,046       3,300      -35.5      33,878     31,989         5.9
Monte Carlo                              3,899       5,685      -28.7      66,364     68,309        -2.8
Prizm                                    4,168       2,479       74.9      52,116     44,246        17.8
         Chevrolet Total                58,498      74,959      -18.8     890,807    884,749         0.7
---------------------------------------------------------------------------------------------------------
Achieva                                      0           0      ***.*           0         34       ***.*
Alero                                    8,199       8,787       -3.0     122,722    118,907         3.2
Aurora                                   3,734         322      ***.*      28,250     16,321        73.1
Cutlass                                      6         400      -98.4       1,243     32,677       -96.2
Cutlass Supreme                              0           2      ***.*           0         78       ***.*
Eighty Eight                                 0         236      ***.*         477     23,915       -98.0
Intrigue                                 4,287       9,033      -50.6      64,109     90,057       -28.8
         Oldsmobile Total               16,226      18,780      -10.1     216,801    281,989       -23.1
---------------------------------------------------------------------------------------------------------
Bonneville                               3,223       3,614       -7.3      65,606     45,111        45.4
Firebird                                 1,804       2,384      -21.3      31,013     33,850        -8.4
Grand Am                                 9,225      17,148      -44.1     214,923    234,936        -8.5
Grand Prix                               7,418      10,828      -28.8     148,521    148,197         0.2
Sunfire                                  4,307       5,867      -23.7      82,364     90,256        -8.7
          Pontiac Total                 25,977      39,841      -32.2     542,427    552,350        -1.8
---------------------------------------------------------------------------------------------------------
900                                          0          12      ***.*          58        238       -75.6
9000                                         0           3      ***.*          18         52       -65.4
9-3                                      1,810       1,467       28.3      19,430     22,473       -13.5
9-5                                      1,943       1,438       40.5      19,973     16,778        19.0
            Saab Total                   3,753       2,920       33.7      39,479     39,541        -0.2
---------------------------------------------------------------------------------------------------------
Saturn EV1                                   0          43      ***.*         411        137       200.0
Saturn L Series                          6,843       5,070       40.4      94,034     24,456       284.5
Saturn S Series                         11,452      13,005       -8.4     177,355    207,977       -14.7
           Saturn Total                 18,295      18,118        5.0     271,800    232,570        16.9
---------------------------------------------------------------------------------------------------------
             GM Total                  161,608     198,358      -15.3   2,531,734  2,591,420        -2.3
---------------------------------------------------------------------------------------------------------
                                          GM Car Deliveries by Production Source
---------------------------------------------------------------------------------------------------------
GM North America *                     155,729     194,599      -16.8   2,474,965  2,536,811        -2.4
---------------------------------------------------------------------------------------------------------
GM Import                                5,879       3,759       62.7      56,769     54,609         4.0
---------------------------------------------------------------------------------------------------------
             GM Total                  161,608     198,358      -15.3   2,531,734  2,591,420        -2.3
---------------------------------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order





                                                           2-1P
                                             GM Car Deliveries - (United States)
                                                         December 2000
---------------------------------------------------------------------------------------------------------
                                                                          Calendar Year-to-Date
                                   (1)          December                    January - December
                                   ----------------------------------------------------------------------
                                                                %Chg
                                         2000        1999      per S/D      2000        1999       %Chg
                                   ----------------------------------------------------------------------
                 Selling Days (S/D)       25          26
---------------------------------------------------------------------------------------------------------
                                     GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------------------------------------
Buick Total                             25,305      30,118      -12.6     404,612    445,611        -9.2
Cadillac Total                          11,428      12,783       -7.0     148,518    139,542         6.4
Chevrolet Total                         58,498      74,959      -18.8     890,807    884,749         0.7
Oldsmobile Total                        16,226      18,780      -10.1     216,801    281,989       -23.1
Pontiac Total                           25,977      39,841      -32.2     542,427    552,350        -1.8
Saturn Total                            18,295      18,118        5.0     271,800    232,570        16.9
     GM North America Total*           155,729     194,599      -16.8   2,474,965  2,536,811        -2.4
---------------------------------------------------------------------------------------------------------
                                                                ***.*                              ***.*
---------------------------------------------------------------------------------------------------------
Cadillac Total                           2,126         839      163.5      17,290     15,068        14.7
Saab Total                               3,753       2,920       33.7      39,479     39,541        -0.2
     GM Import Total                     5,879       3,759       62.7      56,769     54,609         4.0
---------------------------------------------------------------------------------------------------------
                                     GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------------------------------------
Buick Total                             25,305      30,118      -12.6     404,612    445,611        -9.2
Cadillac Total                          15,281      16,566       -4.1     189,154    178,507         6.0
Chevrolet Total                        182,948     236,315      -19.5   2,615,884  2,610,324         0.2
GMC Total                               37,717      52,644      -25.5     528,639    541,987        -2.5
Hummer Total                                39           0      ***.*         875          0       ***.*
Oldsmobile Total                        23,294      26,054       -7.0     289,172    352,197       -17.9
Pontiac Total                           31,340      45,306      -28.1     613,548    616,413        -0.5
Saab Total                               3,753       2,920       33.7      39,479     39,541        -0.2
Saturn Total                            18,295      18,118        5.0     271,800    232,570        16.9
     GM Total                          337,972     428,041      -17.9   4,953,163  5,017,150        -1.3
---------------------------------------------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order






                                                           3-1P
                                             GM Truck Deliveries - (United States)
                                                         December 2000
----------------------------------------------------------------------------------------------------------
                                                                         Calendar Year-to-Date
                                (1)          December                      January - December
                                --------------------------------------------------------------------------
                                                              % Chg
                                      2000        1999       per S/D       2000        1999        % Chg
----------------------------------------------------------------------------------------------------------
              Selling Days (S/D)       25          26
----------------------------------------------------------------------------------------------------------
Escalade                              1,727       2,944        -39.0      23,346      23,897         -2.3
        Total Cadillac                1,727       2,944        -39.0      23,346      23,897         -2.3
----------------------------------------------------------------------------------------------------------
Astro                                 4,574       8,898        -46.5      92,585     102,427         -9.6
C/K Suburban(Chev)                   11,830      13,059         -5.8     133,123     138,977         -4.2
Chevy C/T Series                        462         793        -39.4       8,066       9,505        -15.1
Chevy P Models & Mtr Hms                  8         131        -93.6         754       5,754        -86.9
Express Cutaway/G Cut                 1,062       1,558        -29.1      20,400      15,407         32.4
Express Panel/G Van                   5,543       6,599        -12.6      78,330      77,220          1.4
Express/G Sportvan                      916         969         -1.7      14,502      13,214          9.7
S/T Blazer                           11,453      29,102        -59.1     225,948     232,140         -2.7
S/T Pickup                            9,842      16,967        -39.7     211,587     233,669         -9.5
Silverado-C/K Pickup                 54,360      62,738         -9.9     642,119     636,150          0.9
Tahoe                                15,119       8,679         81.2     149,834     122,213         22.6
Tiltmaster Medium                         6           9        -30.7          82          52         57.7
Tiltmaster W4 Light                     176         348        -47.4       2,277       2,180          4.4
Tracker                               3,554       4,715        -21.6      48,020      40,024         20.0
Venture                               5,545       6,791        -15.1      97,450      96,643          0.8
        Chevrolet Total             124,450     161,356        -19.8   1,725,077   1,725,575          0.0
----------------------------------------------------------------------------------------------------------
C/K Suburban(GMC)                        15       3,158        -99.5       4,776      44,886        -89.4
Forward Medium                           13          39        -65.3         214         150         42.7
GMC C/T Series                        1,097       1,950        -41.5      21,407      20,543          4.2
P Models & Mtr Hms(GMC)                   2          33        -93.7         450         696        -35.3
S/T Jimmy                             4,457      11,458        -59.5      79,489      79,375          0.1
Safari (GMC)                          2,150       2,352         -4.9      32,444      31,840          1.9
Savana Panel/G Classic                1,659       1,834         -5.9      29,373      26,042         12.8
Savana Special/G Cut                    471       1,794        -72.7       9,214      10,005         -7.9
Savana/Rally                            260         272         -0.6       3,804       3,011         26.3
Sierra                               15,060      19,327        -19.0     188,907     208,693         -9.5
Sonoma                                2,448       4,167        -38.9      51,093      57,992        -11.9
W4 Forward Light                        289         353        -14.9       4,155       3,617         14.9
Yukon                                 5,375       4,114         35.9      56,297      53,280          5.7
Yukon XL                              4,421       1,793        156.4      47,016       1,857        ***.*
           GMC Total                 37,717      52,644        -25.5     528,639     541,987         -2.5
----------------------------------------------------------------------------------------------------------
H1                                       39           0        ***.*         875           0        ***.*
         Hummer Total                    39           0        ***.*         875           0        ***.*
----------------------------------------------------------------------------------------------------------
Bravada                               3,350       3,952        -11.8      31,194      29,258          6.6
Silhouette                            3,718       3,322         16.4      41,177      40,950          0.6
       Oldsmobile Total               7,068       7,274          1.1      72,371      70,208          3.1
----------------------------------------------------------------------------------------------------------
Aztek                                 2,243           0        ***.*      11,201           0        ***.*
Montana                               3,120       5,456        -40.5      59,849      62,547         -4.3
Trans Sport                               0           9        ***.*          71       1,516        -95.3
         Pontiac Total                5,363       5,465          2.1      71,121      64,063         11.0
----------------------------------------------------------------------------------------------------------
           GM Total                 176,364     229,683        -20.1   2,421,429   2,425,730         -0.2
----------------------------------------------------------------------------------------------------------
                                     GM TRUCK Deliveries by Production Source
----------------------------------------------------------------------------------------------------------
GM North America *                  176,006     229,096        -20.1   2,416,864   2,421,419         -0.2
----------------------------------------------------------------------------------------------------------
GM Import                               358         587        -36.6       4,565       4,311          5.9
----------------------------------------------------------------------------------------------------------
           GM Total                 176,364     229,683        -20.1   2,421,429   2,425,730         -0.2
----------------------------------------------------------------------------------------------------------
                                     GM Light Duty Truck Deliveries by Production Source
----------------------------------------------------------------------------------------------------------
GM North America *                  174,447     226,353        -19.8   2,387,391   2,391,371         -0.2
----------------------------------------------------------------------------------------------------------
GM Import                               339         539        -34.6       4,269       4,109          3.9
----------------------------------------------------------------------------------------------------------
           GM Total                 174,786     226,892        -19.9   2,391,660   2,395,480         -0.2
----------------------------------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order







                                                            3-1P
                                                GM Truck Deliveries - (United States)
                                                        December 2000
----------------------------------------------------------------------------------------------------------
                                                                         Calendar Year-to-Date
                                (1)          December                      January - December
                                --------------------------------------------------------------------------
                                                              % Chg
                                      2000        1999       per S/D       2000        1999        % Chg
----------------------------------------------------------------------------------------------------------
              Selling Days (S/D)       25          26
----------------------------------------------------------------------------------------------------------
                                  GM TRUCK Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,727       2,944        -39.0      23,346      23,897         -2.3
Chevrolet Total                     124,328     161,050        -19.7   1,723,368   1,723,929          0.0
GMC Total                            37,481      52,363        -25.6     525,783     539,322         -2.5
Hummer Total                             39           0        ***.*         875           0        ***.*
Oldsmobile Total                      7,068       7,274          1.1      72,371      70,208          3.1
Pontiac Total                         5,363       5,465          2.1      71,121      64,063         11.0
    GM North America Total*         176,006     229,096        -20.1   2,416,864   2,421,419         -0.2
----------------------------------------------------------------------------------------------------------
Chevrolet Total                         122         306        -58.5       1,709       1,646          3.8
GMC Total                               236         281        -12.7       2,856       2,665          7.2
    GM Import Total                     358         587        -36.6       4,565       4,311          5.9
----------------------------------------------------------------------------------------------------------
                                  GM Light Truck Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,727       2,944        -39.0      23,346      23,897         -2.3
Chevrolet Total                     123,866     160,257        -19.6   1,715,302   1,714,424          0.1
GMC Total                            36,384      50,413        -24.9     504,376     518,779         -2.8
Hummer Total                             39           0        ***.*         875           0        ***.*
Oldsmobile Total                      7,068       7,274          1.1      72,371      70,208          3.1
Pontiac Total                         5,363       5,465          2.1      71,121      64,063         11.0
    GM North America Total*         174,447     226,353        -19.8   2,387,391   2,391,371         -0.2
----------------------------------------------------------------------------------------------------------
Chevrolet Total                         116         297        -59.4       1,627       1,594          2.1
GMC Total                               223         242         -4.2       2,642       2,515          5.0
    GM Import Total                     339         539        -34.6       4,269       4,109          3.9
----------------------------------------------------------------------------------------------------------
                                    GM Light Truck Deliveries by Marketing Division
----------------------------------------------------------------------------------------------------------
Cadillac Total                        1,727       2,944        -39.0      23,346      23,897         -2.3
Chevrolet Total                     123,982     160,554        -19.7   1,716,929   1,716,018          0.1
GMC Total                            36,607      50,655        -24.8     507,018     521,294         -2.7
Hummer Total                             39           0        ***.*         875           0        ***.*
Oldsmobile Total                      7,068       7,274          1.1      72,371      70,208          3.1
Pontiac Total                         5,363       5,465          2.1      71,121      64,063         11.0
    GM Total                        174,786     226,892        -19.9   2,391,660   2,395,480         -0.2
----------------------------------------------------------------------------------------------------------

* Includes US/Canada/Mexico
(1) Determines Sort Order







Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------------------------------------------
                                                                                       Calendar Year-to-Date
                                               December                                 January - December
                               ------------------------------------------------------------------------------------
      Curr S/D:   25                                              % Chg
      Prev S/D:   26                  2000          1999         per S/D        2000          1999          % Chg
-------------------------------------------------------------------------------------------------------------------
Vehicle Total                        337,972       428,041         -17.9     4,953,163     5,017,150          -1.3
-------------------------------------------------------------------------------------------------------------------
Car Total                            161,608       198,358         -15.3     2,531,734     2,591,420          -2.3
-------------------------------------------------------------------------------------------------------------------
Truck Total                          176,364       229,683         -20.1     2,421,429     2,425,730          -0.2
-------------------------------------------------------------------------------------------------------------------
Light Truck Total                    174,786       226,892         -19.9     2,391,660     2,395,480          -0.2
-------------------------------------------------------------------------------------------------------------------
Light Vehicle Total                  336,394       425,250         -17.7     4,923,394     4,986,900          -1.3
-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
                Market Division
                Vehicle Total                                                          Calendar Year-to-Date
                                               December                                 January - December
                               ------------------------------------------------------------------------------------
                                                                  % Chg
                                      2000          1999         per S/D        2000          1999          % Chg
-------------------------------------------------------------------------------------------------------------------
Buick                                 25,305        30,118         -12.6       404,612       445,611          -9.2
Cadillac                              15,281        16,566          -4.1       189,154       178,507           6.0
Chevrolet                            182,948       236,315         -19.5     2,615,884     2,610,324           0.2
GMC                                   37,717        52,644         -25.5       528,639       541,987          -2.5
Hummer                                    39             0         ***.*           875             0         ***.*
Oldsmobile                            23,294        26,054          -7.0       289,172       352,197         -17.9
Pontiac                               31,340        45,306         -28.1       613,548       616,413          -0.5
Saab                                   3,753         2,920          33.7        39,479        39,541          -0.2
Saturn                                18,295        18,118           5.0       271,800       232,570          16.9
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------------------------------------------
Car                                  155,729       194,599         -16.8     2,474,965     2,536,811          -2.4
-------------------------------------------------------------------------------------------------------------------
Light Truck                          174,447       226,353         -19.8     2,387,391     2,391,371          -0.2
-------------------------------------------------------------------------------------------------------------------

Twenty-five  selling days for the December  period this year and  twenty-six for last year.

NOTE:  Prior Year sales for AM General/Hummer 60 for the month of Dec. and 799 Cytd.



                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      January 3, 2001
      ------------------
                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)